Potential Business Combination	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
Potential Business Combination
22. Potential Business Combination
On September 21, 2020, the Company formally launched an offer to purchase all issued and outstanding common shares of Bonterra Energy Corp. (“Bonterra”) for consideration of two common shares of Obsidian Energy for each Bonterra common share. The offer is open until 5:00pm (Mountain Daylight Time) on March 29, 2021, unless extended, accelerated or withdrawn. The Company continues to pursue a path of consolidation within the Cardium as we focus on further enhancing our size and scale while strengthening our balance sheet and reducing deb
t.

As a result of this offer, the Company recorded certain transaction related costs during the period.